Exhibit 99.1

EMERGENT RESTRUCTURING – FAQs

January 12, 2021

RESTRUCTURING

Q:            What is the purpose of Emergent’s restructuring?

A:            Emergent Capital, Inc. (“Emergent” and, together with its subsidiaries, the “Company”) has determined to restructure so that its business is run by its Irish subsidiary, Lamington Road DAC (“Lamington”), and Emergent and its remaining US subsidiaries are liquidated (the “Restructuring”). The new securities to be issued in the Restructuring, which securities will be distributed to current holders of Emergent’s outstanding securities, will be listed for trading on the Vienna Stock Exchange. Emergent believes that the Restructuring will enable Lamington to take advantage of various significant cost savings, including the security listing and reporting costs, operating costs and tax obligations, among other things.

Q:            How will the Restructuring be effected?

A:            The Restructuring will be effected by Emergent exchanging its outstanding securities for new securities representing interests in Lamington or a grantor trust formed under the laws of the Cayman Islands (which is itself invested in Lamington) and eliminating Emergent and its US subsidiaries. Holders of Emergent’s outstanding securities will automatically receive the new securities corresponding to their outstanding securities on the effective date of the Restructuring (the “Effective Date”). Upon such distribution of new securities, the outstanding Emergent securities will be deemed null and void and will no longer be considered outstanding, and the new securities will represent substantially all of the value of the Company, which is and will continue to be owned by Lamington. The primary change as a result of the Restructuring for an Emergent security holder is the entity that will be the issuer of the securities (instead of Emergent). The assets of the Company (consisting of a limited partnership interest in the portfolio of life settlement policies owned by White Eagle Asset Portfolio, LP) will not be moved or otherwise changed at all by the Restructuring.

Q:            What is the impact of Emergent’s bankruptcy on the Restructuring?

A:            On October 15, 2020, Emergent and its wholly-owned subsidiary Red Reef Alternative Investment, LLC ("Red Reef") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), and on October 26, 2020, Imperial Premium Finance, LLC, another wholly-owned subsidiary of Emergent, filed a voluntary petition for relief under chapter 11 of Bankruptcy Code in Bankruptcy Court (collectively, the "Chapter 11 Cases"). The Restructuring is detailed in the plan of reorganization filed with the Bankruptcy Court (the “Plan”) and, upon confirmation by the Bankruptcy Court, Emergent will be authorized to effect the Restructuring. The Plan was confirmed on December 30, 2020. The Plan is available for viewing at www.kccllc.net/emergent.

Q:            Must the current holders of Emergent securities approve the Restructuring?

A:            In light of the authorization of the Bankruptcy Court, no further approval of Emergent security holders is required.

Q:            When will the Restructuring occur?

A:            The Effective Date, when the Restructuring will be effected, is expected to occur as soon as all the necessary preparations are completed and has yet to be determined.

SECURITIES

Q:            What new securities will be issued?

A:            On the Effective Date, new securities will be issued and distributed in exchange for Emergent’s common stock, par value $.01 per share (the “Common Stock”) and Common Stock equivalents (consisting of certain warrants and equity compensation grants), 8.5% Senior Secured Notes due 2021 (the “Senior Notes”) and 5.0% Senior Unsecured Convertible Notes due 2023 (the “Convertible Notes”). All of the new securities being issued are intended to have terms similar to the existing securities they are replacing. Lamington will issue new Series A Notes (the “Series A Notes”) that will be distributed to holders of Senior Notes in exchange for their Senior Notes and new Series B Notes (the “Series B Notes”) that will be distributed to holders of Convertible Notes in exchange for their Convertible Notes. However, due to a requirement under Irish law, Lamington will not be the issuer of new securities that will be distributed to holders of Common Stock in exchange for their Common Stock and Common Stock equivalents. Instead, Emergent will form a grantor trust under the laws of the Cayman Islands (the “Trust”). Lamington will issue new profit participating notes (“PPNs”) that will be equal in value to the Common Stock. Such PPNs will ultimately be contributed to the Trust, and the Trust will issue trust certificates (the “Trust Certificates”) that will be distributed to holders of Common Stock in exchange for their Common Stock. Each Trust Certificate corresponds to one PPN. The Series A Notes, the Series B Notes and the PPNs will be governed by an Indenture between Lamington and US Bank National Association, as trustee. The Trust Certificates will be governed by a Grantor Trust Agreement between Emergent, as grantor, and a trustee named therein. The Series A Notes, the Series B Notes, the PPNs and the Trust Certificates are referred to as the “New Securities.”

Q:            What will happen to the Common Stock equivalents?

A:            The Common Stock equivalents consist of warrants to purchase shares of Common Stock, some of which are vested (the “Vested Warrants”) and some of which are not yet vested (the “Unvested Warrants”), and stock appreciation rights (“SARs”) that may be settled upon exercise in shares of Common Stock. The Vested Warrants will be deemed to have been exercised immediately prior to the Restructuring on a cashless exercise basis and the resulting shares of Common Stock will be exchanged for Trust Certificates in the Restructuring. The Unvested Warrants will be replaced with new warrants to purchase Trust Certificates upon terms that are conformed to those of the Unvested Warrants to the extent possible (the “New Warrants”). The SARs will be replaced with new SARs that may be settled upon exercise in Trust Certificates upon terms that are conformed to those of the SARs to the extent possible (the “New SARs”). Upon the distribution of the Trust Certificates, the New Warrants and the New SARs, the Vested Warrants, the Unvested Warrants and the SARs will be deemed null and void and will no longer be considered outstanding.

Q:            How many New Securities will I receive in the Restructuring?

A:            As of the Effective Date: (a) holders of Common Stock will receive one (1) Trust Certificate for every share of Common Stock outstanding; (b) holders of Senior Notes will receive, for each $100 principal amount of Senior Notes, $104 principal amount of Series A Notes; (c) holders of Convertible Notes will receive, for each $100 principal amount of Convertible Notes, $100 principal amount of Series B Notes and ten (10) Trust Certificates; (d) holders of Unvested Warrants to purchase shares of Common Stock will receive New Warrants for the same number of Trust Certificates as such shares of Common Stock; and (e) holders of SARs that may be settled in shares of Common Stock will receive New SARs that may be settled in the same number of Trust Certificates as such shares of Common Stock. However, holders of Senior Notes or Convertible Notes having a value of less than $125,000 will not be eligible to receive Series A Notes or Series B Notes, respectively. Instead, those holders will receive cash for the full value of their Senior Notes or Convertible Notes plus accrued and unpaid interest. This is referred to as the “Cash Out.”

Q:            What is the Cash Out? Why is it needed?

A:            The Series A Notes and Series B Notes must be issued with an initial value of at least $125,000 per holder. Any holder of Senior Notes or Convertible Notes having a lower value than $125,000 principal amount will not be eligible to receive Series A Notes or Series B Notes, respectively. Instead, those holders will receive cash for the full value of their Senior Notes or Convertible Notes plus accrued and unpaid interest. This payment will be made to you on or promptly after the Effective Date.

Q:            Where will I be able to trade my New Securities?

A:            The Series A Notes, the Series B Notes and the Trust Certificates will be listed for trading on the Vienna MTF (a multilateral trading facility operated by Wiener Börse AG).

Q:            Who will the transfer agent be for the Trust Certificates?

A:            The transfer agent for the Trust Certificates will be EQ Shareowner Services, who can be reached at (800) 468-9716.

Q:            What kind of entity is Lamington? Why won’t I get shares of stock for my Emergent Common Stock?

A:            Lamington a designated activity company incorporated under the Companies Act 2014 (as amended) and a “qualifying company” under Section 110 of the Taxes Consolidation Act 1997 (as amended). It is a special purpose vehicle that issues notes rather than shares of stock. The Series A Notes, the Series B Notes and the PPNs are limited recourse obligations, and Lamington will not have any obligation to the holders of the Series A Notes, the Series B Notes and the PPNs other than the obligation to account to such holders for payment of principal, interest and additional amounts (if any) received and retained (net of tax) by Lamington.

Q:            Who will serve as the agent with respect to the distribution of the New Securities?

A:            U.S. Bank National Association will serve as the Settlement and Exchange Agent with respect to the Series A Notes, Series B Notes and PPNs. Equiniti will serve as Exchange Agent with respect to the Trust Certificates.

Q:            What actions must be taken by a holder of Emergent securities in connection with the Restructuring?

A:            No holders of any Emergent securities will be required to surrender their existing Emergent securities, if in physical form, in connection with the Restructuring. Please do not send in your Emergent securities.

Common Stock:

Holders of Common Stock will not have to take any action, pay any consideration to us, or exchange or surrender their existing Emergent securities in order to receive Trust Certificates. Holders of Common Stock who hold their shares in a brokerage account (in “street name”) will have their Trust Certificates distributed to their existing brokers on their behalf automatically. Holders of Common Stock who hold their shares in registered form at American Stock Transfer, the transfer agent for the Common Stock, will have their Trust Certificates held in registered form at Equiniti, the transfer agent for the Trust Certificates. No paper certificates will be issued to represent the Trust Certificates.

Senior Notes:

Holders of Senior Notes must use an existing or newly-established brokerage account to accept the distribution of the Series A Notes. Such holders will be, or have been, contacted by the Company in this regard. We will further contact such holders if any actions, such as initiating a Delivery/Withdrawal at Custodian (“DWAC”) delivery by the holders’ brokers, will need to be taken on behalf of such holders. No paper notes will be issued to represent the Series A Notes.

Convertible Notes:

Holders of Convertible Notes will be contacted by US Bank, as trustee for the Convertible Notes, with a request to approve having their Convertible Notes cancelled and receiving Series B Notes. After that, upon the Effective Date, their Series B Notes and Trust Certificates will be distributed to their existing brokers on their behalf. No paper notes will be issued to represent the Series B Notes or Trust Certificates.

Warrants and SARs:

New Warrants and New SARs will be certificated and distributed to holders directly.

Q:            What will happen to Emergent after the Restructuring?

A:            After the Restructuring, Emergent will wind up its remaining operations and obligations, and those of its US subsidiaries (other than Lamington and its subsidiaries), and will liquidate or abandon such subsidiaries and itself.

Q:            What will happen to the listing of the Common Stock after the Restructuring?

A:            In connection with the Restructuring, the Common Stock will cease to be traded on the OTC Pink market and Emergent will deregister the Common Stock with the Securities and Exchange Commission.

Q:            What will happen to the Company’s business after the Restructuring?

A:            After the Restructuring, the Company’s business of ownership of a portion of White Eagle’s life settlement portfolio will continue, led by Lamington, without effect from the changes being made as part of the Restructuring.

TAX ISSUES

Please review the Disclosure Statement (and, particularly, the “Summary of Certain U.S. Federal Income Tax Consequences of the Plan to Holders of Senior Secured Notes Claims, Convertible Unsecured Notes Claims, and Equity Interests in the Debtor” contained therein) for a more complete description of tax issues relevant to an investment in the Lamington securities. The Disclosure Statement is available for viewing at www.kccllc.net/emergent. You should consult your own tax advisor for the manner in which an investment in the Lamington securities will affect your particular tax situation and to ensure compliance with any necessary reporting obligations.

Q:            Is Lamington a “passive foreign investment company” (“PFIC”)?

A:            At the present time it is not anticipated that Lamington will be categorized as a PFIC in 2021. However, there is no assurance that Lamington will not be categorized as a PFIC in 2021 or in a future taxable year. In order to minimize the adverse tax consequences of a potential PFIC categorization we recommend that the holders of all of the Lamington securities who are U.S. persons secure the ability to make a “protective Qualified Electing Fund Election” by filing a “Protective Statement” pursuant to the instructions on IRS Form 8621.  If such election is made, as a consequence of such election it is anticipated that a portion of Lamington’s income would be taxed on a “flow-through” basis to the holders of the Lamington securities as long-term capital gain.

Q:            Is Lamington a “controlled foreign corporation” (“CFC”)?

A:            Based on our current calculations it is not anticipated that Lamington will be categorized as a CFC for U.S. federal income tax purposes. Moreover, provisions have been included in the relevant documents to minimize the risk that Lamington will be categorized as a CFC in the future.

Q:            Will the Lamington securities and the Trust Certificates be treated as debt or equity for U.S. federal income tax purposes?

A:            Although there is no absolute assurance in this regard, it is anticipated that the Lamington securities will be treated as equity for U.S. federal income tax purposes and the Trust Certificates will be treated as undivided interests in the Lamington securities held by the Trust (and thus holders of the Trust Certificates will be treated as holding equity for U.S. federal income tax purposes).

Q:            How will the U.S. federal income tax rules regarding “previously taxed income” (“PTI”) affect distributions on the Lamington securities?

A:            Although there is no authority directly on point and so the matter is not free from doubt, distributions on the Lamington securities should be treated as a tax free return of PTI up to the amount of PTI attributable to each such Lamington security. Such distributions, to the extent treated as paid out of PTI, will reduce a Lamington security holder’s tax basis in their Lamington securities and may result in additional capital gain recognized on the disposition of the Lamington securities or on distributions with respect to the Lamington securities in excess of the sum of any qualified dividend income plus the tax basis of such Lamington securities.

Q:            Will any portion of the distributions on the securities be treated as “qualified dividend income” (“QDI”)?

A:            After the amount of PTI distributed on each Lamington security is reduced to zero, the balance of the income of Lamington distributed with respect to such Lamington securities should be treated as QDI. QDI is taxed at the favorable long-term capital gains tax rate under current law.

Q:            What are the tax consequences of receiving the Lamington securities and the Trust Certificates in exchange for Emergent debt and stock?

A:            The exchange of the Lamington securities and the Trust Certificates for old securities of Emergent will be a taxable event for U.S. federal income tax purposes. The Emergent debt holders and stock holders will recognize gain or loss on such a distribution equal to the difference between their tax basis in their Emergent debt obligation and Emergent stock and the fair market value of the Lamington securities and the Trust Certificates they receive in exchange therefor. The fair market value of the Lamington securities and the Trust Certificates will be determined by their trading value on the Vienna Stock Exchange immediately after the exchange. Immediately after the exchange, such persons should have a basis in their Lamington securities and the Trust Certificates they receive equal to such fair market value.

Q:            Will an investment in the New Securities give rise to any tax return filing obligations?

A:            Each investor is urged to consult their own tax advisor with respect to the tax return filing obligations resulting as a consequence of this transaction and their ownership of the New Securities. Specifically, certain larger Lamington security or Trust Certificate holders who are U.S. persons may be required to file an Internal Revenue Service Form 3520 as an information return to report such ownership. In addition, the trustee of the Trust may be required to distribute certain information returns to the owners of beneficial certificates of interest.

Q:            Will an investment in the New Securities give rise to any foreign withholding taxes?

A:            Irish counsel has informed us that no Irish withholding tax should arise on interest paid by Lamington, as the quoted Eurobond exemption should be available (given the listing on the VSE and the fact that interest is being paid by a paying agent based outside of Ireland). Moreover, we believe that no other foreign withholding tax should be applicable.

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